UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2018
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
 _______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.	Regulation FD Disclosure.
As discussed in the Form 10-Q for the period ended March 31, 2018, Marriott International, Inc. adopted Accounting Standards Update (“ASU”) 2014-09 “Revenue from Contracts with Customers” (Topic 606) and several related ASUs (collectively referred to as “ASU 2014-09”) in the 2018 first quarter using the full retrospective transition method. Exhibit 99 presents the effect of adoption of ASU 2014-09 on our unaudited results of operations and related financial measures for our 2017 quarters and fiscal year, which we have labeled “As Recast”. We reported our recast financial statements and related disclosures required by GAAP in our 2018 first quarter 10-Q and earnings release for the required periods and will continue to report our recast financial statements and related disclosures in our future quarterly and year-end filings.
We are providing this information to assist investors in comparing our 2018 results. The information in this Form 8-K, including Exhibit 99, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit 99	As Recast 2017 financial information (unaudited)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: July 25, 2018	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer